Exhibit 10.1

                                                                  EXECUTION COPY


                       FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") dated as of February , 2006 to the Credit Agreement referenced below is by and among DST
         --
Systems, Inc., a Delaware corporation (the "Borrower"), the Lenders identified on the signature pages hereto and Bank of America, N.A. as Administrative Agent, L/C Issuer and Swing Line Lender (the "ADMINISTRATIVE AGENT").

                               W I T N E S S E T H

     WHEREAS, $600 million in credit facilities have been established in favor of the Borrower pursuant to the terms of that Credit Agreement dated as of June 28, 2005 (as modified by that certain Consent dated as of December 22, 2005 and as may be further amended, restated, modified or supplemented from time to time, the "CREDIT AGREEMENT") among the Borrower, the Lenders identified therein (the "LENDERS") and the Administrative Agent;

     WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to modify certain provisions contained therein; and

     WHEREAS, the Required Lenders have agreed to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

     2. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is amended in the following respects:

     (a) Section 1.01 of the Credit Agreement is amended by adding the following definitions in the appropriate alphabetical order:

          "Back-Stopped Bridge Facility" means any bridge or other similar short-term financing which, expressly by its terms, automatically extends or rolls over into a long-term financing on the initial stated maturity date thereof to the extent such financing has not otherwise been repaid or refinanced on or prior to such date.

          "Increase Effective Date" has the meaning specified in Section 2.14.

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          "Refinancing Indebtedness" has the meaning specified in Section 8.16.

     (b) A new Section 2.14 is hereby added to the Credit Agreement immediately following Section 2.13 thereof and shall read as follows:

     2.14 INCREASE IN AGGREGATE REVOLVING COMMITMENTS.

          (a) REQUEST FOR INCREASE. Provided there exists no Default or Event of Default, upon notice to the Administrative Agent, the Borrower may from time to time, request an increase in the Aggregate Revolving Commitments by an amount (for all such requests) not exceeding an additional $600,000,000; provided that (i) any such request for an increase shall be in a minimum amount of $25,000,000 and (ii) the Borrower may make a maximum of five (5) such requests. To achieve the full amount of a requested increase and subject to the approval of the Administrative Agent and the L/C Issuer (which approvals shall not be unreasonably withheld), the Borrower may solicit commitments to the increase from existing Lenders and/or additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel. If the Aggregate Revolving Commitments are increased in accordance with this Section, the Administrative Agent and the Borrower shall determine the effective date (the "Increase Effective Date") and the final allocation of such increase. The Administrative Agent shall promptly notify the Borrower and each of the Lenders of the aggregate amount of such increase and the Increase Effective Date.

          (b) CONDITIONS TO EFFECTIVENESS OF INCREASE. As a condition precedent to such increase, (i) the Borrower shall deliver to the Administrative Agent a certificate of the Borrower dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of the Borrower (A) certifying and attaching the resolutions adopted by the Borrower approving or consenting to such increase, and (B) certifying that, before and after giving effect to such increase, (I) the representations and warranties contained in ARTICLE VI and the other Loan Documents are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this SECTION 2.14, the representations and warranties contained in subsections (a) and (b) of
     SECTION 6.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of SECTION 7.01, and (II) no Default exists, (ii) the Borrower shall pay all applicable fees owing by the Borrower in connection with the increase (including any upfront, administrative or arrangement fees agreed to by the Borrower) and
     (iii) the Administrative Agent shall have received (A) executed joinder agreements from each new Lender in form and substance satisfactory to the Administrative Agent and its counsel and (B) a Note duly executed by the Borrower in favor of each new Lender requesting a Note. The Borrower shall prepay any Committed Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to SECTION 3.05) to the extent necessary to keep the outstanding Committed Loans ratable with any


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     revised  Pro  Rata  Share  arising  from  any  nonratable  increase  in the
     Commitments under this Section; PROVIDED that the out-of pocket amount to be paid by the Borrower in connection with any such prepayment arising out of such a reallocation of the outstanding Committed Loans shall be limited to the additional amounts required pursuant to SECTION 3.05.

          (c)   CONFLICTING   PROVISIONS.   This  Section  shall  supersede  any
     provisions in Sections 2.13 or 11.01 to the contrary.

     (c) Section 8.06 is amended by deleting the word "and" at the end of clause
(f) thereof, renumbering existing clause (g) thereof to clause (h) and adding a new clause (g) to read as follows:

          (g) the Borrower may make payments payable in the Capital Stock of the Borrower to repay, redeem or otherwise satisfy all or any portion of the Convertible Senior Debentures, including the principal amount thereof, interest thereon and/or any conversion premium (i.e. the portion of the payment in excess of the principal and interest amount that is payable upon conversion thereof), whether such payments are made upon conversion of any or all of the Convertible Senior Debentures or in connection with any voluntary, optional, mandatory or scheduled payment, prepayment, redemption, defeasance or other satisfaction thereof in the amounts required under the terms thereof.

     (d) Section 8.12 is hereby deleted in its entirety and replaced with the following:

          8.12 Prepayment of Other Indebtedness, Etc.

          Permit any Consolidated Party:

          (x) to make (or give any notice with respect thereto) any voluntary or optional payment or prepayment of any Subordinated Indebtedness, or make (or give any notice with respect thereto) any other repayment, redemption or acquisition for value or defeasance (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange with respect thereto, and

          (y) if any Default has occurred and is continuing or would be directly or indirectly caused as a result thereof, after the issuance thereof, to
     (a) amend or modify any of the terms of any Indebtedness of such Person (other than Indebtedness arising under the Loan Documents but including the Convertible Senior Debentures and any Refinancing Indebtedness) if such amendment or modification would add or change any terms in a manner adverse in any material respect to such Person or to the Lenders, or (b) shorten the final maturity or average life to maturity thereof or require any payment thereon to be made sooner than originally scheduled or increase the interest rate applicable thereto, or (c) except as otherwise permitted under Section 8.06(g) with respect to the Convertible Senior Debentures, make (or give any notice with respect thereto) any voluntary or optional payment or prepayment thereof, or make (or give any notice with respect thereto) any other


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     repayment,  redemption or  acquisition  for value or defeasance  (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange with respect thereto.

     (e) A new Section 8.16 is hereby added to the Credit Agreement immediately following Section 8.15 thereof and shall read as follows:

     Section 8.16 REPAYMENT OF CONVERTIBLE SENIOR DEBENTURES.

          Except as otherwise permitted by Section 8.06(g), permit any of the Consolidated Parties to make (or give any notice with respect thereto) any tender offer for any or all of the Convertible Senior Debentures and any Refinancing Indebtedness with respect thereto, or make (or give any notice with respect thereto) any repayment (whether voluntary, optional, mandatory, scheduled or otherwise), redemption or acquisition for value or defeasance (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange with respect thereto, except, so long as no Default exists or would otherwise result therefrom:

          (a) the Borrower may make a tender offer for the principal portion and accrued interest of any or all of the Series A Debentures or repay, redeem, acquire for value or defeasance (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange the principal portion and accrued interest of any or all of the Series A Debentures; provided that, in the event the related payment is financed by the Borrower using the proceeds of additional Indebtedness (other than Indebtedness under this Agreement) (the "Refinancing Indebtedness"), such Refinancing Indebtedness shall not (i) have a maturity date (which, for the purposes hereof in the case of any Back-Stopped Bridge Facility, shall be the maturity date of any rollover or other extension financing specified with respect thereto) that occurs on or before the date that is six months after the Maturity Date, (ii) require any payment thereon to be made sooner than originally scheduled under the Series A Debentures or (iii) have terms that are more adverse in any material respect to the Borrower or to the Lenders than this Agreement; and

          (b) the Borrower may make a tender offer for the principal portion and accrued interest of any or all of the Series B Debentures or repay, prepay, redeem, acquire for value or defeasance (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange the principal portion and accrued interest of any or all of the Series B Debentures.

     3. CONDITIONS PRECEDENT. This Amendment shall become effective upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Administrative Agent and the Required Lenders.


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

     4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants that (a) it has the requisite corporate power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary corporate action to, execute, deliver and perform this Amendment, (c) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by it of this Amendment, (d) the execution, delivery and performance by it of this Amendment do not and will not conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of the Borrower or any of its Subsidiaries or any indenture or other material agreement or instrument to which any such Person is a party or by which any of its properties may be bound or the approval of any Governmental Authority relating to such Person except as could not reasonably be expected to have a Material Adverse Effect, (e) the representations and warranties contained in
Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) and (f) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to this Amendment, or will occur as a result of the transactions contemplated hereby.

     5. NO OTHER CHANGES; RATIFICATION. Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits thereto) and the other Loan Documents shall remain in full force and effect. The term "this Agreement" or "Credit Agreement" and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

     6. COSTS AND EXPENSES. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC.

     7. COUNTERPARTS; FACSIMILE/EMAIL. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by telecopy or electronic mail by any party hereto shall be effective as such party's original executed counterpart.

     8. GOVERNING LAW. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

     9. ENTIRETY. This Amendment and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Loan Documents represent the final agreement


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between  the  parties  and  may  not  be  contradicted  by  evidence  of  prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties.



                            [SIGNATURE PAGES FOLLOW]


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


     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                           DST SYSTEMS, INC.,
                                    a Delaware corporation


                                    By:  /s/ Kenneth V. Hager
                                       -----------------------------------------
                                    Name: Kenneth V. Hager
                                    Title:Vice President, CFO and Treasurer




                           [signature pages continue]



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



ADMINISTRATIVE AGENT
AND LENDERS:                         BANK OF AMERICA, N.A.,
                                     as Administrative Agent


                                     By:     /s/ Mollie S. Canup
                                          --------------------------------------
                                     Name:   Mollie S. Camp
                                     Title:  Vice President

                                     BANK OF AMERICA, N.A.,
                                     as a Lender, L/C Issuer and Swing Line
                                     Lender


                                     By:     /s/ W. Thomas Barnett
                                          --------------------------------------
                                     Name:   W. Thomas Barnett
                                     Title:  Senior Vice President